Subsequent event	6 Months Ended
Jun. 30, 2023
Subsequent events [Abstract]
Subsequent event

Note 8 - Subsequent event

On July 31, 2023, the Company entered into a service agreement (the “Service Agreement”) with Parazero Technologies Ltd. (“Parazero”), pursuant to which the Company will provide to Parazero certain business development services (the “Services”). In consideration for the Services provided by the Company, Parazero shall pay the Company $10,000 per month plus value added tax (VAT).  In addition, Parazero shall pay the Company commissions, in accordance with the terms of the Service Agreement.

In addition, in July 2023, the Company has purchased 50,000 ordinary shares of Parazero, at a price of $4.00 per share, for an aggregate purchase price of $200,000, in Parazero’s initial public offering. The Company subsequently sold the ordinary shares they purchased in the open market for an aggregate consideration of $108,857. As of September 29, 2023, the Company does not hold any shares of Parazero.

The Company determined that the Service Agreement and the purchase of shares is a related party transaction, as the chairman of the board of directors of the Company also serves as the Chairman of the board of directors of Parazero. The Company analyzed the terms of the Service Agreement and concluded that the terms represent a transaction conducted at arm's length.